                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 18, 2004


                           CENTRAL FEDERAL CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                     0-25045               34-1877137
           --------                     -------               ----------
(State or other jurisdiction of       (Commission            (IRS Employer
 incorporation or organization)       File Number)       Identification Number)


   601 Main Street, Wellsville, Ohio        42968            (330) 532-1517
--------------------------------------   -----------      --------------------
(Address of principal executive offices)  (Zip Code)    (Registrant's Telephone
                                                               Number)

ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

On June 18, 2004, the registrant issued a press release announcing that:
         1) its Board of Directors, at their meeting on June 17, 2004, declared a cash dividend of 9 cents per share on its common stock to be paid on July 19, 2004 to shareholders of record on July 6, 2004;

A copy of the press release is included as Exhibit 99 to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

         99  Press release issued on June 18, 2004

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Central Federal Corporation

 Date:  June 18, 2004                    By:    /s/ Therese Ann Liutkus
                                                -------------------------------
                                                Therese Ann Liutkus, CPA
                                                Chief Financial Officer